SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (“Agreement”) made as of this __ day of ___________, 2007, by and among Hemcure, Inc., a Nevada corporation (the “Company”), AuraSound, Inc., a California corporation and upon the Closing Date (as defined below) a wholly owned subsidiary of the Company (“AuraSound”), and the undersigned subscriber of securities of the Company (the “Subscriber”).

WHEREAS, the Company, AuraSound and the shareholders of AuraSound are parties to a certain Amended and Restated Agreement and Plan of Share Exchange dated as of June 7, 2007 (the “Share Exchange Agreement”), pursuant to which the Company will acquire 100% of the issued and outstanding Common Shares of AuraSound and in exchange the Company will issue to the AuraSound shareholders one (1) share of the Company’s $0.01 par value common stock for every share of AuraSound common stock acquired, AuraSound will become a wholly owned subsidiary of the Company, and the AuraSound shareholders will obtain majority ownership and control of the Company (the “Share Exchange”).

WHEREAS, subject to compliance with applicable federal securities laws, as soon as practicable following the closing date of the Share Exchange (the “Exchange Closing Date”), the Company intends to change its name to AuraSound, Inc.

WHEREAS, as a condition to the closing of the Share Exchange, the Company intends to obtain subscriptions for the purchase and sale, in a private placement transaction (the “Offering”) pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), of Units (the “Units”) consisting of (i) one (1) share of the Company’s common stock, par value $0.01 per share (“Common Stock”), and (ii) a five (5) year warrant to purchase one (1) share of the Company’s Common Stock at an initial exercise price of $1.50 per share (the “Warrants” and the Common Stock issuable upon the exercise of the Warrants are referred to herein as the “Warrant Shares”), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Units set forth on the signature page hereof. The Units, the Common Stock, the Warrants and the Warrant Shares are sometimes collectively referred to herein as “Securities”.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.  Subscription Procedure

1.1  Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Units as is set forth upon the signature page hereof at a price of $1.00 per Unit (the “Purchase Price”). The Company agrees to sell such Units to the Subscriber for the Purchase Price.

1.2  The subscription period will begin as of June 7, 2007 and will terminate at 5:00 PM Eastern Standard Time on June 15, 2007, unless terminated earlier or extended by the Company and AuraSound for up to an additional 30 days (the “Termination Date”). The Units will be offered on a “best efforts” basis as more particularly set forth in the Amended and Restated Confidential Private Placement Memorandum dated June 7, 2007 and any supplements thereto (including all exhibits, schedules and attachments thereto, the “Offering Memorandum”). The minimum dollar amount of Units that may be purchased by the Subscriber is $50,000 unless AuraSound and the Company waive the requirement. The consummation of the Offering is subject to the satisfaction of the closing conditions set forth in Section 6 of this Agreement.

1.3  Placement of Units will be made by GP Group, LLC (the “Placement Agent”), which will receive certain compensation therefor as described in the Offering Memorandum.

1.4  The Purchase Price will be placed in escrow pursuant to an escrow agreement by and among the Placement Agent, AuraSound and City National Bank, as escrow agent (the “Escrow Agreement”), and shall be paid over to the Company at the closing of the purchase of the Units in the Offering pursuant to this Agreement (the “Subscription Closing”) to occur on or after the Exchange Closing Date (the closing date of the purchase and sale of the Units pursuant to this Agreement is referred to herein as the “Subscription Closing Date”).

1.5  The certificates for the Common Stock together with the accompanying Warrants bearing the name of the Subscriber will be delivered by the Company no later than ten (10) days following the final closing date of the Offering. The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated in the Investor Questionnaire.

1.6  The Purchase Price for the Units purchased hereunder shall be paid by certified check, payable to AuraSound, Inc., or by wire transfer to AuraSound, Inc. account pursuant to the following instructions:

Bank Name: CITY NATIONAL BANK
LOS ANGELES FED ABA#: 122 016 066
C/O CITY NATIONAL INVESTMENTS #101281469

(SWIFT#CINAUS6L FOR FOREIGN WIRES)
ATTN: SUE BEHNING
FOR FURTHER CREDIT TO:
ACCT NAME:  AURASOUND, INC
ACCT NUMBER: ESC07564

1.7  The Company and/or AuraSound may, in their sole discretion, reject any subscription, in whole or in part, or terminate or withdraw the Offering in its entirety at any time prior to a closing in relation thereto. Neither the Company nor the Placement Agent shall be required to allocate among investors on a pro rata basis in the event of an over-subscription.

2.  Representations and Covenants of Subscriber.

2.1  The Subscriber recognizes that the purchase of Units involves a high degree of risk in that (i) the Company will need additional capital but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (iii) an investor may not be able to liquidate his or her investment; (iv) transferability of the securities comprising the Units is extremely limited; (v) an investor could sustain the loss of his or her entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business and the business and operations of AuraSound, and the industries and markets in which the Company will compete, as well as risks associated with the Offering, the Share Exchange and the other transactions contemplated herein, in the Offering Memorandum and in the Share Exchange Agreement, all as more fully set forth herein and in the Offering Memorandum. For the avoidance of doubt, all references to the Company in this Section 2.1 include the Company’s business and operations after it acquires the business and operations of AuraSound through the Share Exchange.

2.2  The Subscriber represents that he or she is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his or her responses to the Investor Questionnaire, the form of which is attached hereto as Exhibit A, and that he or she is able to bear the economic risk of an investment in the Units. The Subscriber must complete the Investor Questionnaire to enable the Company and AuraSound to access the Subscriber’s eligibility for the Offering.

2.3  The Subscriber acknowledges that he or she has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or he or she has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company or AuraSound both to him or her and to evaluate the merits and risks of such an investment on his or her behalf, and that he or she recognizes the highly speculative nature of this investment.

2.4  The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Agreement, the Common Stock Purchase Warrant and any other attachments hereto and thereto (collectively, the “Offering Documents”) and hereby represents that he or she has been furnished or given access by the Company or AuraSound during the course of this Offering with or to all information regarding the Company and AuraSound and their respective financial conditions and results of operations which he or she had requested or desired to know; that all documents which could be reasonably provided have been made available for his or her inspection and review; that he or she has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company and AuraSound concerning the terms and conditions of the Offering, and any additional information which he or she had requested. The Subscriber further represents and acknowledges that the Subscriber has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company, including, without limitation, the Units.

2.5  The Subscriber acknowledges that this Offering of Units may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he or she must retain his or her own professional advisors to evaluate the tax and other consequences of an investment in the Units.

2.6  The Subscriber acknowledges that this Offering of Units has not been reviewed or approved by the United States Securities and Exchange Commission (“SEC”) because the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. The Subscriber represents that the Units are being purchased for his or her own account, for investment and not for distribution or resale to others. The Subscriber agrees that he or she will not sell or otherwise transfer any of the securities comprising the Units unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company’s request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

2.7  The Subscriber understands that the Units have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his or her investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his or her representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

2.8  The Subscriber understands that Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act. The Subscriber consents that the Company may, if it desires, permit the transfer of the Common Stock included in the Units or issuable upon the exercise of the Warrants out of his or her name only when his or her request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state “blue sky” laws or any applicable securities laws of any other country, province or jurisdiction (collectively, “Securities Laws”). The Subscriber agrees to hold the Company, AuraSound and their respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire.

2.9  The Subscriber consents to the placement of one or more legends on any certificate or other document evidencing his or her Units and the Common Stock or Warrants included in the Units or issuable upon the exercise of the Warrants stating that they have not been registered under the Act and are subject to the terms of this Agreement, and setting forth or referring to the restrictions on the transferability and sale thereof.

2.10  The Subscriber understands that the Company and AuraSound will review this Agreement and the Investor Questionnaire and the Company and AuraSound reserve the unrestricted right to reject or limit any subscription and to close the offer at any time.

2.11  The Subscriber hereby represents that the address of Subscriber furnished by him at the end of this Agreement and in the Investor Questionnaire is the undersigned's principal residence if he or she is an individual or its principal business address if it is a corporation or other entity.

2.12  The Subscriber acknowledges that if the Subscriber is a Registered Representative of a National Association of Securities Dealers, Inc. (“NASD”) member firm, he or she must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD, receipt of which must be acknowledged by such firm on the signature page hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Units in the ordinary course of business and, at the time of purchase of the Units, has no agreements or understandings, directly or indirectly, with any person to distribute the Units or any portion thereof.

2.13  The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by either the Company or AuraSound or their agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

2.14  The Subscriber agrees that he or she will purchase securities in the Offering only if his or her intent at such time is to make such purchase for investment purposes and not with a view toward resale provided, however, that by making the representations herein the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities in accordance with federal and state securities laws applicable to such transactions.

2.15   .If the undersigned Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Units; and (iii) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

2.16  If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber's subscription and payment for, and his or her or her continued beneficial ownership of the Units and of the shares of Common Stock included therein or issuable upon the exercise of the Warrants, will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

2.17  The undersigned hereby covenants and agrees that neither it nor any of its affiliates has or will have an open position (e.g., short sale) in the Common Stock or any Warrant Shares prior to any Registration Statement required to be filed hereunder being declared effective by the SEC with the intent of covering such open position with Common Stock or Warrant Shares being registered in such Registration Statement. The undersigned hereby acknowledges and understands that the SEC has taken the position that such an open position would constitute a violation of Section 5 of the Act.

2.18  The Subscriber acknowledges that (i) the Offering Memorandum contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Units pursuant to a private placement that is exempt from registration under the Act. In accordance with Regulation FD and other applicable provisions of the Securities Laws, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the Subscriber’s legal counsel, other advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information. In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, other advisors and other representatives are prohibited from trading in the Company’s securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company.

2.19  The Subscriber understands and acknowledges that (i) the Units are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(2) of the Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and such Subscriber hereby consents to such reliance.

3.  Representations by the Company and AuraSound

Except as set forth in the reports previously filed by the Company (the “SEC Reports”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or in the Offering Memorandum, each of the Company and, as applicable, AuraSound, jointly and severally represent and warrant to the Subscriber that:

3.1  Organization and Authority. Each of the Company and AuraSound, and each of their respective subsidiaries, if any (i) is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

3.2  Qualifications. Each of the Company and AuraSound, and each of their respective subsidiaries, if any, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure to so qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries (after the effective time of the Share Exchange), taken as a whole or has the affect of preventing the Company from performing any of its duties or obligations under this Agreement. (a “Material Adverse Effect”).

3.3  Capitalization of the Company. Immediately after the effective time of the Share Exchange (but before the initial closing of the Offering), the outstanding capitalization of the Company will consist of 13,505,305 issued and outstanding shares of Common Stock. Except as a result of the purchase and sale of the Units, as contemplated in the Share Exchange Agreement or as disclosed in the Offering Memorandum or the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from the Company, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary of the Company (“Subsidiary”) is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Units will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscriber) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The shares of the Company’s capital stock outstanding immediately after the effective time of the Share Exchange (but before the closing of the Offering) are or will be duly authorized and validly issued and are or will be fully paid and nonassessable. None of the outstanding shares of Common Stock or options, warrants, or rights or other securities entitling the holders to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. No holder of any of the Company’s securities has any rights, “demand,” “piggy-back” or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the any Registration Statement required to be filed hereunder, except as contemplated by the Offering Memorandum. The Common Stock and the Warrants to be issued to the Subscriber have been duly authorized, and when issued and paid for in accordance with this Agreement, the Common Stock will be duly and validly issued, fully paid and non-assessable, and the Warrant Shares, when issued upon exercise of the Warrants in exchange for the payment in full of the exercise price for such Warrant Share therein specified, will be duly and validly issued, fully paid and non-assessable. The Common Stock is eligible for quotation on the NASD OTC Bulletin Board, the Company and the Common Stock meets the criteria for continued quotation and trading on the OTC Bulletin Board, and no suspension of trading in the Common Stock is in effect.

3.4  Corporate Authorization. The Offering Documents have been duly and validly authorized by the Company and AuraSound. This Agreement, assuming due execution and delivery by the Subscriber, and the Warrants, when the Subscription Agreement and the Warrants are executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

3.5  Non-Contravention. The execution and delivery of the Offering Documents by the Company and AuraSound, the issuance of the Units as contemplated by the Offering Documents and the completion by the Company and AuraSound of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or AuraSound or their respective subsidiaries, (ii) conflict with or result in a breach by the Company or AuraSound or their respective subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or AuraSound or their respective subsidiaries, pursuant to any agreements, instruments or documents filed as exhibits to the SEC Reports or any indenture, mortgage, deed of trust or other agreement or instrument to which AuraSound or any of its subsidiaries is a party or by which AuraSound or any of its subsidiaries or any of its properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and AuraSound and their respective subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company or AuraSound to perform their obligations under, the Offering Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over AuraSound or any of its subsidiaries or any of its respective properties or assets that would, except with respect to violations of federal and state securities laws, have a Material Adverse Effect, or the validity or enforceability of, or the ability of the Company or AuraSound to perform its obligations under, the Offering Documents, (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries (after the effective time of the Share Exchange) to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof or (v) except for applicable requirements of federal securities laws and state securities or blue-sky laws, requiring filing with, or permit, authorization, consent or approval of, any third party, public body or authority.

3.6  Information Provided. The Company hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum, the SEC Reports and any other document provided by the Company (or the Company’s authorized representatives) to the Subscriber in connection with the transactions contemplated by this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. AuraSound hereby represents and warrants to the Subscriber that the information set forth in the Offering Memorandum and any other document provided by AuraSound (or AuraSound’s authorized representatives) to the Subscriber in connection with the transactions contemplated by this Agreement, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

3.7  SEC Reports. The Company represents and warrants that (i) the SEC Reports constitute all of the documents and reports that the Company was required to file with the SEC pursuant to the Securities Exchange Act of 1934 (“Exchange Act”) and the rules and regulations promulgated thereunder by the SEC since September 30, 2004, (ii) as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may require, and the rules and regulations promulgated thereunder. The Company and AuraSound, as the case may be represent and warrant that the financial statements of the Company included in the SEC Reports and those of AuraSound included in the Offering Memorandum comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except, in the case of unaudited statements, as permitted by the applicable form under the Securities Act or the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of the Company and AuraSound, as the case may be; as of the dates thereof and each of their statements of operations, stockholders’ equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on the Company or its subsidiaries, or any of their business, financial condition or results of operations after the effective time of the Share Exchange). Except as and to the extent set forth on the balance sheet of the Company as of March 31, 2007 included in the SEC Reports (including the notes thereto) and the balance sheet of AuraSound as of December 31, 2006 included in the Offering Memorandum (including the notes thereto), neither the Company nor AuraSound has any liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not).

3.8  Events Subsequent. Since December 31, 2006 as to AuraSound and since March 31, 2007 as to the Company, there has not been any of the following that have not been disclosed to the Subscriber:

(a) Any sale, lease, transfer, license or assignment of any assets, tangible or intangible, of the Company or AuraSound;

(b)  Any damage, destruction or property loss, whether or not covered by insurance, affecting adversely the properties or business of the Company or AuraSound;

(c)  Any declaration or setting aside or payment of any dividend or distribution with respect to the shares of capital stock of the Company or AuraSound or any redemption, purchase or other acquisition of any such shares;

(d)  Any subjection to any lien on any of the assets, tangible or intangible, of the Company or AuraSound;

(e)  Any incurrence of indebtedness or liability or assumption of obligations by the Company or AuraSound;

(f)  Any waiver or release by the Company or AuraSound of any right of any material value;

(g)  Any compensation or benefits paid to officers or directors of the Company or AuraSound;

(h)  Any change made or authorized in the articles of incorporation or bylaws of the Company or AuraSound, except, as to the Company for the change to the articles of incorporation and by-laws made incident to re-domiciling from Minnesota to Nevada;

(i)  Any loan to or other transaction with any officer, director or stockholder of the Company or AuraSound giving rise to any claim or right of either Company or AuraSound against any such person or of such person against the Company; or

(j)  Any material adverse change in the condition (financial or otherwise) of the respective properties, assets, liabilities or business of either Company or AuraSound, or

.  (k) any agreement, written or otherwise, to take any of the foregoing actions.

3.9  Liabilities. Except as otherwise disclosed in the SEC Reports or the Offering Memorandum, neither the Company nor AuraSound has any liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise. In addition, the Company represents that upon the Exchange Closing Date, the Company will not have any liability or obligation whatsoever, either direct or indirect, matured or unmatured, accrued, absolute, contingent or otherwise

3.10  Absence of Certain Proceedings. Except as disclosed in the SEC Reports, neither the Company nor AuraSound is aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company or AuraSound or any of their respective subsidiaries, in any such case wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect on the transactions contemplated by the Offering Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company or AuraSound to perform its obligations under, the Offering Documents; and to the Company’s and AuraSound’s knowledge there is not pending or contemplated any, and there has been no, investigation by the SEC involving the Company or AuraSound or any of their current or former directors or officers.

3.11  Compliance with Law. Neither the Company nor AuraSound nor any of their respective subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability would not individually or in the aggregate have a Material Adverse Effect and to the knowledge of the Company and AuraSound there is no pending investigation that would reasonably be expected to lead to such a claim.

3.12  Tax Matters. The Company has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company. AuraSound has experienced losses for the last two fiscal years and has consequently not filed all federal, state and local income and franchise tax returns required to be filed and has not paid any taxes for the last two fiscal years. Any tax or filing deficiency arising from the foregoing is not expected to have a Material Adverse Effect.

3.13  Consents. Each of the Company and AuraSound has all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all applicable judicial, regulatory and other legal or governmental agencies and bodies and all third parties, foreign and domestic (collectively, the “Consents”), to own, lease and operate their respective properties and conduct their respective businesses as are now being conducted and as disclosed in the Offering Memorandum, except where the failure to have any such Consent would not have a Material Adverse Effect. Each such Consent is valid and in full force and effect, and neither the Company nor AuraSound has received written notice of any investigation or proceedings which results in or, if decided adversely to the Company or AuraSound, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any Consent.

3.14  Property. The Company does not own or lease any real property. AuraSound has good and marketable title to all property and/or assets of all kinds, whether real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto) (“Property”) owned by it, in each case free and clear of all liens, except for liens or encumbrances that will not have a Material Adverse Effect. Any Property held under lease by AuraSound is held by it under valid, subsisting and enforceable leases with such exceptions as are not to have a Material Adverse Effect on the use made or proposed to be made of such Property by AuraSound.

3.15  Questionable Payments. Neither the Company nor AuraSound, nor any of their respective employees, agents or representatives have, directly or indirectly, made any bribes, kickbacks, illegal payments or illegal political contributions using company funds or made any payments from the Company's or AuraSound’s funds, respectively, to governmental officials for improper purposes or made any illegal payments from the Company's or AuraSound’s funds, respectively, to obtain or retain business.

3.16  Intellectual Property. The Company does not own or use any trademarks, trade names, service marks, patents, copyrights or any applications with respect thereto. Neither the Company nor AuraSound has any knowledge of any claim that, or inquiry as to whether, any product, activity or operation of the Company infringes upon or involves, or has resulted in the infringement of, any trademarks, trade-names, service marks, patents, copyrights or other proprietary rights of any other person, corporation or other entity; and no such proceedings have been instituted, are pending or are threatened against the Company. The Company and AuraSound: (i) owns or possesses all rights to use, option and/or license, as the case may be, all patents, patent applications, provisional patents, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, internet domain names, know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, “Intellectual Property”) necessary for the conduct of their respective businesses as being conducted and as described in the Offering Memorandum and (ii) does not believe that the conduct of their respective businesses does or will conflict with, and have not received any notice of any claim of conflict with, any such right of others, which conflict would have a Material Adverse Effect. All Intellectual Property developed by and belonging to AuraSound (including, without limitation, that which is developed by consultants to AuraSound which has not been patented has been kept confidential so as, among other things, all such information may be deemed proprietary to AuraSound. To AuraSound’s knowledge, there is no infringement by third parties of any Intellectual Property. There are no pending or, to AuraSound’s knowledge, threatened actions, suits, proceedings or claims by others challenging AuraSound’s rights in or to any Intellectual Property, and there are no facts which would form a reasonable basis for any such claim. There is no pending or, to AuraSound’s knowledge, threatened action, suit, proceeding or claim by others that AuraSound infringes or otherwise violates any Intellectual Property rights of others, in each case which would be reasonably likely to have a Material Adverse Effect, and AuraSound is not aware of any other fact which would form a reasonable basis for any such claim.

3.17  Insurance. The Company does not have any insurance policies in effect. AuraSound maintains insurance in such amounts and covering such risks as are customary for similarly-sized companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect. There are no material claims by AuraSound under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. AuraSound reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of its business.

3.18  Contracts. The Company does not have any material contracts, leases, arrangements or commitments (whether oral or written). The Company is not a party to or bound by or affected by any contract, lease, arrangement or commitment (whether oral or written) relating to: (a) the employment of any person; (b) collective bargaining with, or any representation of any employees by, any labor union or association; (c) the acquisition of services, supplies, equipment or other personal property; (d) the purchase or sale of real property; (e) distribution, agency or construction; (f) lease of real or personal property as lessor or lessee or sublessor or sublessee; (g) lending or advancing of funds; (h) borrowing of funds or receipt of credit; (i) incurring any obligation or liability; or (j) the sale of personal property. Except as set forth in the Schedule 3.18, (i) each of AuraSound’s Material Contracts, as defined below, is valid and binding and in full force and effect, (ii) AuraSound and, to the knowledge of AuraSound, each other party to any Material Contract is, and at all times has been, in compliance with all applicable terms and requirements of each Material Contract, except where non-compliance does not have a Material Adverse Effect, and (iii) AuraSound has not given to, or received from, any other party to any Material Contract, any notice or other communication regarding any actual or alleged breach of or default under any Material Contract by AuraSound or any other party to such Material Contract, except where such breach would not be reasonably likely to have a Material Adverse Effect. “Material Contract” shall mean any agreement that would be required pursuant to Item 601 of Regulation S-B promulgated under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed under the Exchange Act or any rule or regulation promulgated thereunder, assuming such rules and regulations applied to AuraSound.

3.19  Litigation. The Company is not subject to any judgment or order of any court or quasijudicial or administrative agency of any jurisdiction, domestic or foreign, nor is there any charge, complaint, lawsuit or governmental investigation pending against the Company. The Company is not a plaintiff in any action, domestic or foreign, judicial or administrative. There are no existing actions, suits, proceedings against or investigations of the Company, and the Company knows of no basis for such actions, suits, proceedings or investigations. There are no unsatisfied judgments, orders, decrees or stipulations affecting the Company or to which the Company is a party. Except for such matters that, individually or in the aggregate, would not have a Material Adverse Effect on the business, operations or financial results of AuraSound (either individually or in the aggregate) there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or threatened against or affecting AuraSound or involving the properties of AuraSound which might affect the business, properties or financial condition of AuraSound or which might affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement;

3.20  Employees. The Company does not have any employees. The Company does not owe any compensation of any kind, deferred or otherwise, to any current or previous employees. The Company does not have a written or oral employment agreement with any officer or director of the Company. Neither the Company nor AuraSound is a party to or bound by any collective bargaining agreement. Except as set forth in the SEC Reports or the Offering Memorandum, there are no loans or other obligations payable or owing by either the Company or AuraSound to any stockholder, officer, director or employee of the Company, nor are there any loans or debts payable or owing by any of such persons to the Company or AuraSound or any guarantees by the Company or AuraSound of any loan or obligation of any nature to which any such person is a party. No labor disturbance by the employees of AuraSound currently exists or, to AuraSound’s knowledge, is likely to occur

3.21  Employee Benefit Plans. The Company does not have any (a) non-qualified deferred or incentive compensation or retirement plans or arrangements, (b) qualified retirement plans or arrangements, (c) other employee compensation, severance or termination pay or welfare benefit plans, programs or arrangements or (d) any related trusts, insurance contracts or other funding arrangements maintained, established or contributed to by the Company. AuraSound has not violated and is not currently in violation of any provisions of: (a) any federal or state environmental law, (b) Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), (c) the Bank Secrecy Act, as amended, (d) the Money Laundering Control Act of 1986, as amended, (e) the Foreign Corrupt Practices Act, or (f) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and the rules and regulations promulgated under any such law, or any successor law, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

3.22  Legal Compliance. To the best knowledge of the Company and AuraSound, after due investigation, no claim has been filed against either the Company or AuraSound alleging a violation of any applicable laws or regulations of foreign, federal, state and local governments and all agencies thereof. Each of the Company and AuraSound holds all of the material permits, licenses, certificates or other authorizations of foreign, federal, state or local governmental agencies required for its respective business as presently conducted.

3.23  Internal Accounting Controls. Each of the Company and AuraSound maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of end of the filing period prior to the filing date of the Form 10-QSB for the quarter ended March 31, 2007 (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

3.24  Listing and Maintenance Requirements. The Company’s common stock is currently quoted on the OTC Bulletin Board. The Company has not, since October 1, 2005, received any notice from the OTC Bulletin Board or the NASD or any trading market on which the Company’s common stock is or has been listed or quoted to the effect that the Company is not in compliance with the quoting, listing or maintenance requirements of the OTC Bulletin Board or such other trading market. The Company is, and has no reason to believe that it will not, in the foreseeable future continue to be, in compliance with all such quoting, listing and maintenance requirements.

3.25  No SEC or NASD Inquiries. Neither the Company nor AuraSound nor any of their past or present officers or directors is, or has ever been, the subject of any formal or informal inquiry or investigation by the SEC or NASD.

3.26  Disclosure. The representations and warranties and statements of fact made by the Company and AuraSound in this Agreement are, as applicable, accurate, correct and complete and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading. Neither the Company nor AuraSound is and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Placement, will not be, subject to registration as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not and will not be an entity “controlled” by an “investment company” within the meaning of the 1940 Act. The Company and AuraSound will: (i) utilize the proceeds of the Offering for working capital purposes, repayment of certain affiliate loans and bridge loans of AuraSound and payment of expenses (including reasonable attorneys’ fees and costs) in accordance with the “Use of Proceeds” section of the Offering Memorandum and (ii) initially utilize the proceeds of the Offering and all other funds of AuraSound in such a manner so as to cause AuraSound not to be subject to the 1940 Act, and will thereafter use its best efforts to avoid AuraSound’s becoming subject to the 1940 Act.

3.27 Anti-takeover Device. Neither the Company or AuraSound, nor any of their respective subsidiaries has any outstanding shareholder rights plan or “poison pill” or any similar arrangement. There are no provisions of any anti-takeover or business combination statute applicable to the Company or AuraSound or their respective Articles of Incorporation or Bylaws which would preclude the issuance and sale of the Securities, the reservation for issuance of the Warrant Shares and the consummation of the other transactions contemplated by this Agreement or any of the other Offering Documents.

3.28 No Integrated Offering. Neither the Company or AuraSound, nor any of their respective affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Act which would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Act, or any applicable exchange-related stockholder approval provisions, nor will the Company, AuraSound nor any of their respective affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings if such other offering, if integrated, would cause the offer and sale of the Securities not to be exempt from registration pursuant to Regulation D and Rule 506 thereof under the Act. The Company does not have any registration statement pending before the SEC or currently under the SEC’s review.

3.29 Sarbanes-Oxley Act. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and for which compliance by the Company is required as of the date hereof and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions or the date by which compliance therewith by the Company is required.

3.30 Securities Law Compliance. Subject to the accuracy and completeness of the representations and warranties of the Subscriber contained in this Agreement, the Company and AuraSound have complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of any of the Securities.

4.  Covenants of the Company

The Company covenants with the Subscriber as follows, which covenants are for the benefit of the Subscriber and its, his or her permitted assignees.

4.1 Securities Compliance. The Company shall notify the SEC in accordance with its rules and regulations, of the transactions contemplated by any of Offering Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber, or their respective subsequent holders.

4.2 Registration and Listing. The Company shall cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to this Agreement, and to not take any action or file any document (whether or not permitted by the Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Act, except as permitted herein. The Company will take all action necessary to continue the quotation of its Common Stock on the OTC Bulletin Board or any successor market. Subject to the terms of Offering Documents, the Company further covenants that it will take such further action as the Subscriber may reasonably request, all to the extent required from time to time to enable the Subscriber to sell the Securities without registration under the Act within the limitation of the exemptions provided by Rule 144 promulgated under the Act. Upon the request of the Subscriber, the Company shall deliver to the Subscriber a written certification of a duly authorized officer as to whether it has complied with such requirements.

4.3 Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

4.4 Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries.

4.5 Reporting Requirements. If the Company ceases to file its periodic reports with the SEC, or if the SEC ceases making these periodic reports available via the Internet without charge, then the Company shall, promptly after filing with the SEC, furnish the following to the Subscriber so long as the Subscriber shall be obligated hereunder to purchase the Securities or shall beneficially own Securities:

(a)	Quarterly Reports filed with the SEC on Form 10-QSB;

(b)	Annual Reports filed with the SEC on Form 10-KSB; and

(c)
Copies of all notices, information and proxy statements in connection with any meetings, that are, in each case, provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

4.6 Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability of the Company or any Subsidiary to perform its obligations under any Offering Documents.

4.7 Use of Proceeds. The Company will use the net proceeds from the sale of the Securities for the purposes set forth in the Offering Memorandum under the section titled “Use of Proceeds”.

4.8 Reporting Status. So long as the Subscriber beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

4.9 Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) as soon as practicable after the Exchange Closing Date but in no event later than four (4) Trading Days following the Exchange Closing Date. The Company shall also file with the SEC a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the Lock-Up Agreement, the form of Warrant and the Press Release) as soon as practicable following the date hereof but in no event more than four (4) Trading Days following the Exchange Closing Date. “Trading Day” means any day during which the OTC Bulletin Board (or other principal exchange on which the Common Stock is traded) shall be open for trading.

4.10 Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide the Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.11 Form D. The Company agrees to file a Form D with respect to the Securities as required by Rule 506 under Regulation D and to provide a copy thereof to the Subscriber promptly after such filing.

4.12 No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities being offered or sold hereunder) under circumstances that would require registration of the Securities being offered or sold hereunder under the Act.

4.13 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by the Subscriber in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Common Stock. The pledge of Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and no Subscriber effecting a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or the Warrants; provided that the Subscriber and its pledgee shall be required to comply with the provisions of Section 5.13 hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At the Subscriber' expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by the Subscriber.

4.14 Confidentiality. The Subscriber agrees that it will not disclose and it will cause its officers, directors, employees, representatives, agents, and advisers not to disclose, any Confidential Information (as hereinafter defined) with respect to the other party furnished, at any time or in any manner, provided that (i) any disclosure of such information may be made to which the Company and Subscriber consent in writing; and (ii) such information may be disclosed if so required by law or regulatory authority. “Confidential Information” means information or knowledge obtained in any due diligence or other investigation relating to the negotiation and execution of this Agreement, information relating to the terms of the transactions contemplated hereby and any information identified as confidential in writing from one party to the other; provided, however, that Confidential Information shall not include information or knowledge that (a) becomes generally available to the public absent any breach of this Section 4.14, (b) was available on a non-confidential basis to a party prior to its disclosure pursuant to this Agreement, or (c) becomes available on a non-confidential basis from a third party who is not bound to keep such information confidential.

4.15  Lock-Up Agreement. The Chief Executive Officer of AuraSound, Arthur Liu, shall be subject to the terms and provisions of the Lock-Up Agreement attached as an exhibit to the Offering Memorandum.

4.16  Rule 144. As long as the Subscriber owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Subscription Closing Date pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Subscriber owns Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Subscriber and make publicly available in accordance with Rule 144(c) promulgated under the Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as the Subscriber may reasonably request, all to the extent required from time to time to enable the Subscriber to sell the Common Stock and the Warrant Shares without registration under the Act within the limitation of the exemptions provided by Rule 144 promulgated under the Act, including providing any legal opinions relating to such sale pursuant to Rule 144.

4.17  Company Indemnity. The Company agrees to indemnify and hold harmless the Subscribers (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Subscribers and their directors, officers, affiliates, agents, successors and assigns as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

4.18  Affiliate Loan Repayment. The Company may only use the net proceeds from the Offering to repay affiliate loans if aggregate subscriptions under the Offering Memorandum exceed $12,000,000, and the total amount of affiliate loan repayment shall equal the difference between $12,000,000 and the total amount raised, up to a maximum of $1,750,000; provided, however, if the Company is able to obtain a $12 million accounts receivable credit facility, then the amount the Company may use to repay affiliate loans shall be the amount of proceeds received over $10,000,000 up to a maximum of $1,750,000.

5.  Registration Rights.

5.1  Registration Requirement. Subject to the terms and limitations hereof, the Company shall file an initial Registration Statement on Form SB-2 or other appropriate registration document under the Act (the “Initial Registration Statement”) for resale of all the shares of Common Stock sold and issued to the Subscriber on the Subscription Closing Date and all the Warrant Shares and shall use its reasonable best efforts to maintain the Initial Registration Statement effective for a period of twenty-four (24) months following the Subscription Closing Date at the Company’s expense (the “Effectiveness Period”). The Company shall use reasonable best efforts to file the Initial Registration Statement no later than sixty (60) days after the Exchange Closing Date (the “Registration Filing Date”), and shall use reasonable best efforts to cause the Initial Registration Statement to become effective within two hundred and ten (210) days after the Exchange Closing Date (the “Effectiveness Date”). The Subscriber understands and agrees that the Company shall have no obligation whatsoever to register with the SEC any of the shares of Common Stock issuable in connection with the Additional Investment Option (as hereinafter defined).

5.2  Liquidated Damages. If: (i) the Initial Registration Statement is not filed on or prior to the Registration Filing Date, or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three trading days of the date that the Company is notified in writing by the SEC that the Initial Registration Statement will not be “reviewed,” or not subject to further review; or (iii) the Initial Registration Statement is not declared effective by the SEC by the Effectiveness Date; or (iv) the date on which trading in the Company’s Common Stock is suspended for more than three business days in the aggregate (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (iii) the date on which such Event occurs, or for purposes of clause (ii) and (iv) the date on which such three trading day period is exceeded, being referred to as an “Event Date”), then on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Subscriber an amount in cash, as liquidated damages, equal to 1.5% of the aggregate purchase price paid by the Subscriber hereunder. In no event will the Company be liable for liquidated damages under this Agreement in excess of 1.5% of the Subscriber’s subscription amount in any 30-day period and in no event will the total liquidated damages hereunder exceed 18% of the Subscriber’s subscription amount hereunder. Notwithstanding anything to the contrary contained herein, in no event shall any liquidated damages be payable with respect to the Warrants or the Warrant Shares.

Notwithstanding anything to the contrary set forth in this Section 5, in the event the SEC does not permit the Company to register all of the Registrable Securities in the initial Registration Statement because of the SEC’s application of Rule 415, the Company shall register in the initial Registration Statement such number of Registrable Securities as is permitted by the SEC, provided, however, that the number of Registrable Securities to be included in such Registration Statement or any subsequent registration statement shall be determined in the following order: (i) first, the shares of Common Stock issued pursuant to this Agreement and all other Subscription Agreements under the Offering Memorandum, along with all of the shares of Common Stock that the Company is obligated to register on the Initial Registration Statement as set forth in Section 5.8 (i) hereof shall be registered on a pro rata basis among the holders of such Common Stock, and (ii) second, the shares of Common Stock issuable upon exercise of the Warrants shall be registered on a pro rata basis among the holders of the Warrants. In the event the SEC does not permit the Company to register all of the Registrable Securities in the Initial Registration Statement, the Company shall use its best efforts to file subsequent Registration Statements to register the Registrable Securities that were not registered in the Initial Registration Statement as promptly as possible and in a manner permitted by the SEC. The Company shall use its best efforts to file each subsequent Registration Statement by the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any subsequent Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any subsequent Registration Statement, as applicable, or such earlier date as permitted by the SEC. The Company shall use its best efforts to obtain effectiveness of each subsequent Registration Statement by the earlier of (A) the ninetieth (90th) day following the filing date of such Registration Statement (or in the event such Registration Statement receives a “full review” by the SEC, the one hundred twentieth (120th) day following such filing date) or (B) the date which is within three (3) business days after the date on which the SEC informs the Company (i) that the SEC will not review such Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of such Registration Statement and the Company makes such request.

5.3  Registrable Securities for the Initial Registration Statement Defined. For the purposes of this Agreement, “Registrable Securities” shall mean all unregistered shares of Common Stock and Warrant Shares underlying the Units purchased by the Subscriber hereunder, but none of the shares issuable in connection with the Additional Investment Option, each as defined herein.

5.4  Limitation to Registration Requirement. Notwithstanding the foregoing, the Company shall not be obligated to effect any registration of the Registrable Securities or take any other action pursuant to this Section 4: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act, or (ii) during any period in which the Company suspends the rights of a subscriber after giving the Subscriber written notification of a Potential Material Event (defined below) pursuant to Section 4.6 hereof.

5.5  Expenses of Registration. Except as otherwise expressly set forth herein, the Company shall bear all expenses incurred by the Company in compliance with the registration obligations of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by Subscriber of Registrable Securities and all fees and disbursements of counsel for the Subscriber shall be borne by the Subscriber.

5.6  Indemnification.

(a)  To the extent permitted by law the Company will indemnify the Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling the Subscriber, with respect to each registration, qualification or compliance effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation there-under applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and subject to the provisions of Section 5.7(b) below, will reimburse the Subscriber, each of its officers, directors, agents, employees and partners, and each person controlling the Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omissions) based upon written information furnished to the Company by (or on behalf of) the Subscriber or underwriter, or if the person asserting any such loss, claim, damage or liability (or action or proceeding in respect thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities to the person because of the failure of the Subscriber or underwriter to so provide such amended preliminary or final prospectus (or the final prospectus as amended and supplemented); provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Subscriber, any such partner, officer, director, employee, agent or controlling person of such Subscriber, or any such underwriter or any person who controls any such underwriter; provided, however, that the obligations of the Company hereunder shall be limited to an amount equal to the portion of net proceeds represented by the Registrable Securities pursuant to this Agreement.

(b)  To the extent permitted by law, the Subscriber will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the Company’s securities covered by any registration statement required to be filed pursuant to this Agreement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, and their respective counsel against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Subscriber; provided, however, that the obligations of the Subscriber hereunder shall be limited to an amount equal to the net proceeds to the Subscriber from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Subscriber, which consent shall not be unreasonably withheld or delayed.

(c)  Each party entitled to indemnification under this Section (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that if any Indemnified Party reasonably concludes that there may be one or more legal defenses available to it that are not available to the Indemnifying Party, or that such claim or litigation involves or could have an effect on matters beyond the scope of this Agreement, then the Indemnified Party may retain its own counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting there-from.

(d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

5.7  Transfer or Assignment of Registration Rights. The Registrable Securities, and any related benefits to the Subscriber hereunder may be transferred or assigned by the Subscriber to a permitted transferee or assignee, provided that the Company is given written notice of such transfer or assignment, stating the name and address of said transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned; provided further that the transferee or assignee of such Registrable Securities shall be deemed to have assumed the obligations of the Subscriber under this Agreement by the acceptance of such assignment and shall, upon request from the Company, evidence such assumption by delivery to the Company of a written agreement assuming such obligations of the Subscriber; and provided further, that the transferee or assignee shall not be a competitor (or an affiliate of a competitor) of the Company or any of its subsidiaries and shall not have (and shall not be an affiliate of a person that has) any pending or threatened claim against the Company or any of its subsidiaries.

5.8  Registration Procedures. In the case of any registration effected by the Company pursuant to this Agreement, the Company will keep the Subscriber advised in writing as to the initiation of each registration and as to the completion thereof. The Company will:

(a)  Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of securities covered by such registration statement;

(b)  Respond as promptly as reasonably practicable to any comments received from the SEC with respect to a registration statement or any amendment thereto.

(c)  Notify the Subscriber as promptly as reasonably practicable and (if requested by any such person) confirm such notice in writing no later than one trading day following the day (A) when a prospectus or any prospectus supplement or post-effective amendment to a registration statement is proposed to be filed and (B) with respect to a registration statement or any post-effective amendment, when the same has become effective;

(d)  Furnish such number of prospectuses and other documents incident thereto, including supplements and amendments, as the Subscriber may reasonably request;

(e)  Furnish to the Subscriber, upon request, a copy of all documents filed with and all correspondence from or to the SEC in connection with any such registration statement other than non-substantive cover letters and the like;

(f)  Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a registration statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment; and

(g)  Use its reasonable best efforts to comply with all applicable rules and regulations of the SEC.

Notwithstanding the foregoing, if at any time or from time to time after the date hereof, the Company notifies the Subscriber in writing of the existence of an event or circumstance that is not disclosed in the Registration Statement and that may have a material effect on the Company or its business (a “Potential Material Event”), the Subscriber shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Company notifies the Subscriber that such Potential Material Event either has been added to the Registration Statement by amendment or supplement or no longer constitutes a Potential Material Event; provided, that the Company may not so suspend the right of Subscriber for more than 60 days in any twelve month period.

(h)  File the final prospectus pursuant to Rule 424 of the Securities Act no later than 9:00 am Eastern time on the business day following the date the Registration Statement is declared effective by the SEC.

(i)  The Company shall not permit any Securities other than (i) the Registrable Securities, (ii) 3,200,000 shares of Common Stock issuable upon exercise of warrants issued in the Second Bridge Financing (as defined in the Offering Memorandum), (iii) 1,229,476 shares of Common Stock held by Next Stage Investments, Inc., an affiliate of the Placement Agent, and (iv) 619,329 shares of Common Stock held by Synergy Business Consulting, LLC, the former majority shareholder of the Company, to be included in the Initial Registration Statement.

5.9  Statement of Beneficial Ownership. The Company may require the Subscriber to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by the Subscriber and the controlling person thereof and any other such information regarding the Subscriber, the Registrable Securities held by the Subscriber and the intended method of disposition of such securities as shall be reasonably required with respect to the registration of the Subscriber’s Registrable Securities. The Subscriber hereby understands and agrees that the Company may, in its sole discretion, exclude the Subscriber’s shares of Common Stock (including such shares into which the Warrants are exercisable) from any Registration Statement required to be filed hereunder in the event that the Subscriber fails to provide such information requested by the Company within the time period reasonably specified by the Company or is required to do so by law or the SEC.

5.10  Compliance. The Subscriber covenants and agrees that the Subscriber will comply with the prospectus delivery requirements of the Act as applicable to such Subscriber in connection with any resale of Registrable Securities pursuant to a Registration Statement required to be filed hereunder.

5.11  Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a Registration Statement other than as required hereunder relating to an offering for its own account or the account of others under the Act of any of its Common Stock, other than an offering of securities issued pursuant to a Strategic Issuance (as defined below) and other than a Form S-4 or Form S-8 Registration Statement (each as promulgated under the Act or their then equivalents relating to equity securities to be issued solely in connection with any business combination transaction, acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Subscriber (together with any other holders of its Common Stock or Warrants possessing “piggyback registration rights” comparable to those granted to the Subscriber hereunder (“Rights holders”)) written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Subscriber shall so request in writing, the Company shall include in such Registration Statement all or any part of such Registrable Securities such Subscriber requests to be registered; provided that the Company shall not be required to register any Registrable Securities pursuant to this Section that are eligible for resale pursuant to Rule 144(k) promulgated under the Act; and provided further that the Company may, without the consent of the Subscriber, withdraw such registration statement before its becoming effective if the Company or other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereunder. If the registration statement is being filed for an underwritten public offering, the Subscriber must timely execute and deliver the usual and customary agreement among the Company, the Subscriber and the underwriters relating to the registration. If the Registration Statement is being filed for an underwritten offer and sale by the Company of securities for its own account and the managing underwriters advise the Company in writing that in their opinion the offering contemplated by the Registration Statement cannot be successfully completed if the Company were to also register the Registrable Securities of the Subscriber requested to be included in such Registration Statement, then the Company will include in the registration: (i) first, any securities the Company proposes to sell, (ii) second, any securities of any person whose securities are being registered as a result of the exercise of a demand registration right, and (iii) third, that portion of the aggregate number of shares being requested for inclusion in the Registration Statement by (X) the Subscriber and (Y) all other Rights holders, which in the opinion of such managing underwriters can successfully be sold, such number of shares to be taken pro rata from the Rights holders on the basis of the total number of shares being requested for inclusion in the Registration Statement by each Rights holder. “Strategic Issuance” shall mean an issuance of securities: (i) in connection with a “corporate partnering” transaction or a “strategic alliance” (as determined by the Board of Directors of the Company in good faith); (ii) in connection with any financing transaction in respect of which the Company is a borrower; or (iii) to a vendor, lessor, lender, or customer of the Company, or a research, manufacturing or other commercial collaborator of the Company, in a transaction approved by the Board of Directors, provided in any case, that such issuance is not being made primarily for the purpose of avoiding compliance with this Agreement.

5.12  Legend. Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR HEMCURE, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

The Company agrees to reissue certificates representing any of the Common Stock and the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such Common Stock or Warrant Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Common Stock or Warrant Shares under the Act is not required in connection with such proposed transfer, (ii) a registration statement under the Act covering such proposed disposition has been filed by the Company with the SEC and has become and remains effective under the Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within five (5) business days. In the case of any proposed transfer under this Section 5.13, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, or (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in this Section 5.13 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Common Stock or Warrant Shares is required to be issued to the Subscriber without a legend, in lieu of delivering physical certificates representing the Common Stock or Warrant Shares, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Common Stock or Warrant Shares to a Subscriber by crediting the account of such Subscriber’s Prime Broker with DTC through its Deposit Withdrawal Agent SEC (“DWAC”) system (to the extent not inconsistent with any provisions of this Agreement).

6.  Subsequent Equity Sales.

6.1 If the Company at any time after the Subscription Closing Date consummates a sale of any Common Stock for cash at a price per share less than the $1.00 or consummates a sale of any securities exercisable for or convertible into Common Stock (“Common Stock Equivalents”) having an exercise or conversion price per share less than the Purchase Price (such lower price, the “Base Share Price” and each such issuance, a “Dilutive Issuance”), then the Company shall upon each Dilutive Issuance issue to the Subscriber a number of additional shares of Common Stock in accordance with the following formula:

ACS	= SA minus ONS
BSP

Where
ACS	=	The number of additional shares of Common Stock to be issued pursuant to this Section 6(a).

SA	=	The aggregate Purchase Price paid by the Subscriber pursuant to this Agreement.

BSP	=	The Base Share Price.

ONS	=	The original number of shares of Common Stock issued to the Subscriber pursuant to this Agreement (not including any Warrant Shares).

Notwithstanding the foregoing, no adjustments shall be made under this Section 6(a) in respect of an Exempt Issuance (as defined below).

6.2 “Exempt Issuance” means (i) shares of Common Stock issued pursuant to an equity incentive plan duly adopted by the Company’s board of directors, provided that during the first twelve months following the Exchange Closing Date the number of securities so issued shall not exceed, during such twelve (12) month period, twelve and one-half percent (12.5%) of the outstanding shares of Common Stock on a fully diluted basis as of the Exchange Closing Date after giving effect to the sale and issuance of all the Units purchased as of such date; and provided further that such fully diluted calculation shall include all Units issued pursuant to the Offering Memorandum from and after the Exchange Closing Date through the termination of the Offering, (ii) shares of Common Stock issued upon exercise of any options or warrants of the Company outstanding on the Exchange Closing Date, (iii) shares of Common Stock issued upon exercise of warrants to be issued pursuant to Section 7.1(f) of the Amended and Restated Agreement and Plan of Share Exchange, dated as of June 7, 2007, between the Company and AuraSound (the “Share Exchange Agreement”), and (iv) shares of Common Stock issued to the shareholders of AuraSound pursuant to the Share Exchange Agreement (including, without limitation, shares issued in connection with the Share Cancellation and the Debt Conversion (as defined in the Offering Memorandum).

6.3 If the Company at any time after the Subscription Closing Date shall split, subdivide or combine its outstanding shares of Common Stock into a different number of shares, then, for the purposes of this Section 6, the Purchase Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

7.  Closing Conditions

7.1 Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities. The obligation hereunder of the Company to close and issue and sell the Securities to the Subscriber at the Subscription Closing Date is subject to the satisfaction or waiver, at or before the Subscription Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of the Subscriber’s Representations and Warranties. The representations and warranties of the Subscriber shall be true and correct in all material respects as of the date when made and as of the Subscription Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Subscriber. The Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Subscription Closing Date.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Purchase Price. The Subscriber shall have delivered to the Company the purchase price for the Securities to be purchased by the Subscriber.

(e) Delivery of this Agreement and the Warrants. This Agreement and the Warrants shall have been duly executed and delivered by the Subscriber and, with respect to the Escrow Agreement, the escrow agent, to the Company.

7.2 Conditions Precedent to the Obligation of the Subscriber to Close and to Purchase the Securities. The obligation hereunder of the Subscriber to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Subscription Closing Date, of each of the conditions set forth below. These conditions are for the Subscriber’s sole benefit and may be waived by the Subscriber at any time in its sole discretion.

(a) Accuracy of the Company's Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the Registration Rights Agreement shall be true and correct in all respects as of the Subscription Closing Date, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Subscription Closing Date.

(c) No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the SEC or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Subscription Closing Date, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f) Opinion of Counsel. The Subscriber shall have received an opinion of counsel to the Company, dated the Subscription Closing Date, in the form attached to the Offering Memorandum as Exhibit F.

(g) Shares and Warrants. At or prior to the Subscription Closing, the Company shall have delivered to the Subscriber the Warrants (in such denominations as each Subscriber may request) duly executed by the Company. In addition, the Company shall provide for the delivery to the Subscriber of certificates representing the Common Stock (in such denominations as the Subscriber may request) in a reasonable period of time after the close, not to exceed five (5) days.

(h) Secretary's Certificate. The Company shall have delivered to the Subscriber a secretary's certificate, dated as of the Subscription Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Articles, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Offering Documents and any other documents required to be executed or delivered in connection therewith.

(i) Officer's Certificate. On the Subscription Closing Date, the Company shall have delivered to the Subscriber a certificate signed by an executive officer on behalf of the Company, dated as of the Subscription Closing Date, confirming the accuracy of the Company's representations, warranties and its compliance with covenants as of the Subscription Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 7 as of the Subscription Closing Date.

(j)  Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Subscription Closing Date.

(k)  Minimum Investment Amount. The Company shall have in escrow pursuant to the Offering Memorandum at least $10,000,000.

(l)  Credit Facility. The Company shall have written approval from a lender to provide receivables financing in an amount of at least $10,000,000 independent of the amount raised under the Offering Memorandum and such receivables financing agreement must have an initial term of twelve months.

8.  Additional Investment Option.  If the Subscriber’s aggregate Purchase Price paid pursuant to this Subscription Agreement equals or exceeds $3,000,000, then for a period of twelve (12) months from the Closing Date the Subscriber will have the right but not the obligation to purchase additional Units up to 50% of the dollar amount invested by such investor in the Offering at a price of $1.35 per Unit, provided that the additional Warrants included in such additional Investment Units shall not be subject to cashless exercise (“the Additional Investment Option”). For example, if the investor invested $4,000,000 in the Offering, then for a period of 12 months from the Closing Date, such investor shall have the option to purchase an additional $2,000,000 in Units except that the price per Unit shall be $1.35 and the Warrants included in such additional Units shall not be subject to cashless exercise. For purposes of this Additional Investment Option, all investments managed by the same Investment Advisor shall be aggregated and deemed to be as one.

9.  Miscellaneous.

9.1  In connection with the Additional Investment Option, the Subscriber will provide the Company with a written notice stating the number of additional Units the Subscriber desires to purchase and a written representation and warranty, in form and substance reasonably acceptable to the Company, that the Subscriber continues to be an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Act.  The Company and the Subscriber will use their best efforts, cooperate in good faith and provide each other such additional documentation and instructions as each may reasonably request in order to consummate such additional purchase and sale within 10 trading days of the Company’s receipt of the Subscriber’s notice hereunder.  The Subscriber understands and agrees that the shares of Common Stock underlying the additional Units, including warrant shares, will not be registered in the Initial Registration Statement.

9.2  Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company (or to Arthur Liu for the purposes of Section 4.11), at AuraSound, Inc., 11839 East Smith Avenue, Santa Fe Springs, CA 90670, Attention: Arthur Liu, Chief Executive Officer, with a copy to (which shall not constitute notice) Richardson & Patel LLP, 405 Lexington Avenue, 26th Floor, New York, NY 10174, Attention: Kevin Friedman, Esq., and to the Subscriber at the address indicated on the signature page of this Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

9.3  This Agreement may be amended through a written instrument signed by the Subscriber, AuraSound and the Company; provided, however, that the terms of Section 4 of this Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for Units in the Offering and at least holders of a majority of the Units sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of Units.

9.4  This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

9.5  Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.

9.6  This Agreement may be executed in counterparts. It shall not be binding upon the Company and AuraSound unless and until it is accepted by the Company and AuraSound. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

9.7  The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

9.8  It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

9.9  The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

9.10  The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Agreement.

9.11  Specific Performance. The Company and the Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Offering Documents are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Offering Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

9.12  Survival. The representations and warranties of the Company and the Subscriber shall survive the execution and delivery hereof and the Subscription Closing until the second anniversary of the Subscription Closing Date.

9.13  The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Units in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscribers. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the Other Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any Other Subscriber to be joined as an additional party in any proceeding for such purpose. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the 1934 Act) in negotiating and entering into this Agreement or purchasing the Units or acquiring, disposing of or voting any of the underlying Common Shares or the Warrant Shares. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

Full Legal Name of Subscriber (Please print)	Full Legal Name of Co-Subscriber (if applicable)

Signature of (or on behalf of) Subscriber	Signature of or on behalf of Co-Subscriber
Name:	(if applicable)
Title:

Address of Subscriber	Address of Co-Subscriber (if applicable)

Social Security or Taxpayer	Social Security or Taxpayer Identification
Identification Number of Subscriber	Number of Co-Subscriber (if applicable)

Number of Units Subscribed For

Subscription Agreed to and Accepted

HEMCURE, INC., a Nevada corporation		AuraSound, Inc., a California corporation

By:		By:
Name:	Bartley J. Loethen	Name:	Arthur Liu
Title:	Chief Executive Officer	Title:	Chief Executive Officer

Exhibit A-1

Corporate Investor Questionnaire

Name:

IMPORTANT:
Please Complete

CORPORATE INVESTOR QUESTIONNAIRE

HEMCURE, INC.

AuraSound, Inc.

Hemcure, Inc. and AuraSound, Inc.
c/o AuraSound, Inc.
11839 East Smith Avenue
Santa Fe Springs, CA 90670
Attn: Arthur Liu

The information contained in this Corporate Investor Questionnaire is being furnished in order to determine whether the undersigned Corporation’s subscription to purchase Units (“Units”) each Unit consisting of one share of common stock and warrants to purchase one (1) share of Common Stock of AuraSound, Inc. and Hemcure, Inc. (the “Company”) may proceed.

This Questionnaire should be completed, signed, dated and a copy should be sent to GP Group, LLC (the “Placement Agent”) via facsimile at (310) 696-4007 or electronic format (e.g., PDF) to njohnson@geminipartners.net and the original delivered to GP Group, LLC, 10880 Wilshire Boulevard, Suite 500, Los Angeles, California 90024, Attention: Nathan Johnson. Please keep a copy for your files.

A-1 (1)

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Corporation understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units in the Company is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned Corporation understands that the offering required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I. PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLY TO THE CORPORATION.

☐ 1.	Each of the shareholders of the undersigned Corporation is able to certify that such shareholder meets at least one of the following two conditions:

(a)	The shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

(b)
The shareholder is a natural person who had an individual income* in excess of $200,000 in each of the previous two years and who reasonably expects an individual income in excess of $200,000 this year.

☐ 2.
Each of the shareholders of the undersigned Corporation is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the previous two years and who reasonably expects a joint income in excess of $300,000 this year.

☐ 3.	The undersigned Corporation: (a) was not formed for the specific purpose of acquiring the Units; and (b) has total assets in excess of $5,000,000.

*
For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

A-1 (2)

IF YOU CHECKED STATEMENT 1 OR STATEMENT 2 IN SECTION I, ABOVE, AND DID NOT CHECK STATEMENT 3, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT 1 OR STATEMENT 2) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH SHAREHOLDER MUST PROVIDE A COMPLETED INDIVIDUAL INVESTOR QUESTIONNAIRE (PAGES A-1 (2) TO A-1 (6)).

II.  OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies the following:

(a)	that the Corporation’s purchase of Units will be solely for the Corporation’s own account and not for the account of any other person or entity;

(b)	that the Corporation’s name, address of principal office, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(c)	that one of the following is true and correct (check one):

☐ (i)	the Corporation is a corporation organized in or under the laws of the United States or any political subdivision thereof.

☐ (ii)
the Corporation is a corporation which is neither created
nor organized in or under the United States or any political subdivision thereof, but which has made an election under either Section 897(1) or 897(k) of the United States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of United States federal income taxation (A COPY OF THE INTERNAL REVENUE SERVICE ACKNOWLEDGMENT OF THE UNDERSIGNED’S ELECTION MUST BE ATTACHED TO THIS QUESTIONNAIRE IF THIS PROVISION IS APPLICABLE).

☐ (iii)	neither (1) nor (ii) above is true.
® (i)

A-1 (3)

III.	GENERAL INFORMATION

(a)  PROSPECTIVE PURCHASER (THE CORPORATION)

Name:

Principal Place of Business:
(Number and Street)

(City)	(State)	(Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State) (Zip Code)

Telephone Number:
	(Area Code)	(Number)

Facsimile Number:
	(Area Code)	(Number)

State of Incorporation:

Date of Formation:

Taxpayer Identification Number:

NASD Affiliation or Association of the Corporation, if any:

If none, check here    ☐

Number of Shareholders:

(b)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:

Position or Title:

A-1 (4)

IV.	BENEFICIAL, OWNERSHIP

List the name, address, title, phone number and email address of the natural person or persons who will possess voting and investment power over the Units subscribed for herein:

Name of Natural Person(s):

Address:

Title (if any):

Phone:

Email address (if any):

V.	SIGNATURE

The Signature Page to this Questionnaire is contained on page A-1 (6), entitled Corporation Signature Page.

A-1 (5)

Corporation Signature Page

HEMCURE, INC.

AURASOUND, INC.

1.  The undersigned Corporation represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the Corporation will immediately notify (i) GP Group, LLC, 10880 Wilshire Boulevard, Suite 500, Los Angeles, California 90024, Attention: Nathan Johnson, phone number (310) 696-4000, facsimile (310) 696-4007 and (ii) Thomas J. Poletti, Esq., counsel to GP Group, LLC, at Kirkpatrick & Lockhart Preston Gates Ellis LLP, 10100 Santa Monica Blvd., 7th Floor, Los Angeles, California 90067, phone number (310) 552-5000, facsimile (310) 552-5001 if any material change in any of the information occurs prior to the acceptance of the undersigned Corporation’s subscription and will promptly send the foregoing written confirmation of such change.

2.  The undersigned Corporation hereby represents and warrants that the person signing this Questionnaire on behalf of the Corporation has been duly authorized by all requisite action on the part of the Corporation to acquire the Units and sign this Questionnaire and this Agreement on behalf of the Corporation and, further, that the undersigned Corporation has all requisite authority to purchase the Units and enter into the Subscription Agreement.

Date	Name of Corporation	(Please Type or Print)

By:
Signature

Name:
(Please Type or Print)

Title:
(Please Type or Print)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

A-1 (6)

Exhibit A-2
Individual Investor Questionnaire

 Name: _________________________

IMPORTANT:
Please Complete

INDIVIDUAL INVESTOR QUESTIONNAIRE

HEMCURE, INC.

AURASOUND, INC.

Hemcure, Inc. and AuraSound, Inc.
c/o AuraSound, Inc.
11839 East Smith Avenue
Santa Fe Springs, CA 90670
Attn: Arthur Liu

The information contained in this Corporate Investor Questionnaire is being furnished in order to determine whether the undersigned Corporation’s subscription to purchase Units (“Units”) each Unit consisting of one share of common stock and warrants to purchase one (1) share of Common Stock of AuraSound, Inc. and Hemcure, Inc. (the “Company”) may proceed.

This Questionnaire should be completed, signed, dated and a copy should be sent to GP Group, LLC (the “Placement Agent”) via facsimile at (310) 696-4007 or electronic format (e.g., PDF) to njohnson@geminipartners.net and the original delivered to GP Group, LLC, 10880 Wilshire Boulevard, Suite 500, Los Angeles, California 90024, Attention: Nathan Johnson. Please keep a copy for your files.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Corporation understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units in the Company is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned Corporation understands that the offering required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE (PAGE A-2 (5)).

IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-2 (1) to A-2 (5) and return both completed Questionnaires to G P Group, LLC in the same envelope.

I.	PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SHARES:

☐ Individual

☐ Joint Tenants (rights of survivorship)

A-2 (1)

☐ Tenants in Common (no rights of survivorship)

II.	PLEASE CHECK ANY OF STATEMENTS 1-4 BELOW THAT APPLY TO YOU.

☐	1. I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

☐
2.     I have had an individual income* in excess of $200,000 in each of the previous two years and I reasonably expect an individual income in excess of $200,000 this year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

☐	3. My spouse and I have had a joint income* in excess of $300,000 in each of the previous two years and I reasonably expect a joint income in excess of $300,000 this year.

☐	4. I am a director and/or an executive officer of Company as such terms are defined in Regulation D promulgated under the Securities Act of 1933, as amended.

* For purposes of this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plans, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

A-2 (2)

III.	OTHER CERTIFICATIONS

By signing the Signature Page, I certify the following (or, if I am purchasing Units with my spouse as co-owner, each of us certifies the following):

(a)	that I am at least 21 years of age;

(b)	that my purchase of Units will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner);

(c)	that the name, home address and social security number or taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

(d)	that one of the following is true and correct (check one):

Spouse, if Co-owner

☐ ☐  (i) I am a United States citizen or resident of the United States for United States federal income tax purposes.

☐ ☐   (ii) I am neither a United States citizen nor a resident of the United States for United States federal income tax purposes.

IV.	GENERAL INFORMATION

(a)	PERSONAL INFORMATION

Name:

Social Security or Taxpayer Identification Number:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Residence Telephone Number:
(Area Code) (Number) Residence

Facsimile Number:
(Area Code) (Number)

Name of Business:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

A-2 (3)

Business Telephone Number:
(Area Code) (Number)

Business Telephone Number:
(Area Code) (Number)

I prefer to have correspondence sent to: ☐ Residence  ☐ Business

NASD Affiliation or Association, if any:

If none, check here ☐

Spouse, if Potential Co-owner

Name:

Social Security or Taxpayer Identification Number:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Residence Telephone Number:

Name of Business:

Business Address:
(Number and Street)

(City)	(State)

I prefer to have correspondence sent to: ☐ Residence   ☐ Business

NASD Affiliation or Association, if any:

If none, check here ☐

V.	SIGNATURE

The Signature Page to this Questionnaire is contained on page A-2 (5), entitled Individual Signature Page.

A-2 (4)

INDIVIDUAL SIGNATURE PAGE

HEMCURE, INC.

AURASOUND, INC.

1. The undersigned represents that (a) the information contained in this Questionnaire is complete and accurate, and (b) he/she/it will immediately notify (i) GP Group, LLC, 10880 Wilshire Boulevard, Suite 500, Los Angeles, California 90024, Attention: Nathan Johnson, phone number (310) 696-4000, facsimile (310) 696-4007 and (ii) Thomas J. Poletti, Esq., counsel to GP Group, LLC, at Kirkpatrick & Lockhart Preston Gates Ellis LLP, 10100 Santa Monica Blvd., 7th Floor, Los Angeles, California 90067, phone number (310) 552-5000, facsimile (310) 552-5001 if any material change in any of the information occurs prior to the acceptance of the undersigned’s subscription and will promptly send the foregoing written confirmation of such change.

Date:	Name (Please Type or Print)

Signature

Name of Spouse if Co-owner (Please Type or Print)

Signature of Spouse if Co-owner

IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE (PAGE A-2 (5)). IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE. Please make a photocopy of pages A-2 (1) to A-2 (5) and return both completed Questionnaires to G P Group, LLC in the same envelope.

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

A-2 (5)

Exhibit A-3

Limited Partnership Investor Questionnaire

Name:

IMPORTANT: Please Complete:

LIMITED PARTNERSHIP INVESTOR QUESTIONNAIRE

HEMCURE, INC.

AURASOUND, INC.

Hemcure, Inc. and AuraSound, Inc.
c/o AuraSound, Inc.
11839 East Smith Avenue
Santa Fe Springs, CA 90670
Attn: Arthur Liu

The information contained in this Corporate Investor Questionnaire is being furnished in order to determine whether the undersigned Corporation’s subscription to purchase Units (“Units”) each Unit consisting of one share of common stock and warrants to purchase one (1) share of Common Stock of AuraSound, Inc. and Hemcure, Inc. (the “Company”) may proceed.

This Questionnaire should be completed, signed, dated and a copy should be sent to GP Group, LLC (the “Placement Agent”) via facsimile at (310) 696-4007 or electronic format (e.g., PDF) to njohnson@geminipartners.net and the original delivered to GP Group, LLC, 10880 Wilshire Boulevard, Suite 500, Los Angeles, California 90024, Attention: Nathan Johnson. Please keep a copy for your files.

A-3 (1)

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Limited Partnership understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Units in the Company is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or “blue sky” laws. Further, the undersigned Limited Partnership understands that the offering required to be reported to the Securities and Exchange Commission and to various state securities or “blue sky” regulators.

I.	PLEASE CHECK THE STATEMENT BELOW, IF IT APPLIES TO THE LP.

☐	The undersigned Limited Partnership: (a) was not formed for the specific purpose of acquiring the Units, and (b) has total assets in excess of $5,000.000.

II. OTHER CERTIFICATIONS

By signing the Signature Page, the undersigned certifies that the Limited Partnership’s name, address of principal office, place of organization and taxpayer identification number as set forth in this Questionnaire are true, correct and complete; and

III.	GENERAL INFORMATION

(a)	PROSPECTIVE PURCHASER (THE LIMITED PARTNERSHIP)

Name:

Principal Place of Business:
(Number and Street)

(City)	(State)	(Zip Code)

Address for Correspondence (if different):
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:
(Area Code) (Number)

Facsimile Number:
(Area Code) (Number)

State of Formation:

Date of Formation:

Taxpayer Identification Number:

NASD Affiliation or Association of the Corporation, if any:

(Number)

A-3 (2)

If none, check here ☐

(c)	INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE LIMITED PARTNERSHIP

Name:

Position or Title:

IV.	SIGNATURE

The Signature Page to this Questionnaire is contained on page A-3 (4), entitled Limited Partnership Signature Page.

A-3 (3)

Limited Partnership Signature Page

HEMCURE, INC.

AURASOUND, INC.

1.  The undersigned Corporation represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the Corporation will immediately notify (i) GP Group, LLC, 10880 Wilshire Boulevard, Suite 500, Los Angeles, California 90024, Attention: Nathan Johnson, phone number (310) 696-4000, facsimile (310) 696-4007 and (ii) Thomas J. Poletti, Esq., counsel to GP Group, LLC, at Kirkpatrick & Lockhart Preston Gates Ellis LLP, 10100 Santa Monica Blvd., 7th Floor, Los Angeles, California 90067, phone number (310) 552-5000, facsimile (310) 552-5001 if any material change in any of the information occurs prior to the acceptance of the undersigned Corporation’s subscription and will promptly send the foregoing written confirmation of such change.

2.  The undersigned Limited Partnership hereby represents and warrants that the person or entity signing this Questionnaire on behalf of the Limited Partnership has been duly authorized by all requisite action on the part of the Limited Partnership to acquire the Shares and to sign this Questionnaire and this Agreement on behalf of the Limited Partnership and, further, that the undersigned Limited Partnership has all requisite authority to purchase the Shares and enter into the Units Agreement.

Date	Name of Limited Partnership (Please Type or Print)

By: Signature

Name:
(Please Type or Print)

Title: (Please Type or Print)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

A-3 (4)